Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Operating expenses:
Research and development	$ (12,598)	$ (9,269)
Selling, general and administrative expenses	(9,585)	(2,730)
Loss from operations	(22,183)	(11,999)
Other income (expense):
Interest expense	(5,459)	(3,260)
Change in fair value of convertible notes payable derivative liabilities	(1,358)	1,119
Change in fair value of warrant liabilities	363,299
Other income (expense)	(12)	27
Loss on extinguishment of debt	(10,170)
Total other income (expense)	346,300	(2,114)
Net income (loss)	$ 324,117	$ (14,113)
Net income (loss) per share, basic (in Dollars per share)	$ 3.11	$ (0.16)
Net loss per share, diluted (in Dollars per share)	$ (0.35)	$ (0.16)
Weighted-average shares outstanding, basic (in Shares)	104,324,059	86,643,714
Weighted-average shares outstanding, diluted (in Shares)	112,570,960	86,643,714